                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                KOSS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                          RICHARD W. SILVERTHORN, ESQ.
                          WHYTE HIRSCHBOECK DUDEK S.C.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                KOSS CORPORATION
                        4129 NORTH PORT WASHINGTON AVENUE
                           MILWAUKEE, WISCONSIN 53212

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  TO BE HELD ON

                                OCTOBER 19, 2000


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the Meeting) of Koss Corporation will be held at the offices of the Company at 4129 North Port Washington Avenue, Milwaukee, Wisconsin, on Thursday, October 19, 2000, at 9:00 a.m. local time to consider and act on the following proposals:

         1.       The election of seven (7) directors;

         2. The ratification of the appointment of PricewaterhouseCoopers LLP, independent accountants, as auditors of the Company for the fiscal year ending June 30, 2001; and

         3. Such other business as may properly be brought before the Meeting.

         The transfer books of the Company will not be closed for the Meeting. Only stockholders of record at the close of business on September 11, 2000 will be entitled to notice of and to vote at the Meeting. Information regarding the matters to be considered and voted upon at the Meeting is set forth in the Proxy Statement accompanying this Notice.

         You are cordially invited to attend the Meeting in person, if possible. In order to assist us in preparing for the Meeting, all stockholders are urged to promptly sign and date the enclosed proxy and return it in the enclosed envelope which requires no postage. If you attend the Meeting, you may vote your shares in person even if you previously submitted a proxy.

                                By Order of the Board of Directors


                                /s/ Richard W. Silverthorn
                                --------------------------------------
                                Richard W. Silverthorn, Secretary

Milwaukee, Wisconsin
September 27, 2000

                                KOSS CORPORATION

                                 PROXY STATEMENT

                       2000 ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 19, 2000

                               ------------------

                                  INTRODUCTION

         THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF KOSS CORPORATION (the "Company") for use at the Company's 2000 Annual Meeting of Stockholders (the "Meeting") and any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

         DATE, TIME AND LOCATION. The Meeting will be held at the offices of the Company, 4129 North Port Washington Avenue, Milwaukee, Wisconsin, 53212, on Thursday, October 19, 2000, at 9:00 a.m. local time.

         PURPOSES OF THE MEETING. At the Meeting, stockholders will consider and vote upon the following: (i) the election of seven (7) directors for one-year terms; (ii) a proposal to ratify the appointment of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), independent accountants, as independent auditors for the fiscal year ending June 30, 2001; and (iii) such other business as may properly be brought before the Meeting.

         PROXY SOLICITATION. The cost of soliciting proxies will be borne by the Company. Proxies will be solicited primarily by mail and may be made by directors, officers and employees personally or by telephone or telegraph. The Company will reimburse brokerage firms, custodians and nominees for their out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners. Proxy Statements and proxies will be mailed to stockholders on approximately September 27, 2000.

         QUORUM AND VOTING INFORMATION. Only stockholders of record of the Company's $.01 par value common stock ("Common Stock") at the close of business on September 11, 2000 (the "Record Date"), are entitled to vote at the Meeting. As of the Record Date, there were 2,163,369 shares of Common Stock outstanding and entitled to vote. A quorum of stockholders is necessary to take action at the Meeting. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting. The inspector of elections will determine whether or not a quorum is present at the Meeting. The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum. If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares of Common Stock on a particular matter (a "broker non-vote"), those shares will not be considered as present and entitled to vote with respect to that matter (although those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

         The seven nominees receiving the greatest number of votes cast in person or by proxy at the Meeting shall be elected directors of the Company. The vote required for the ratification of the appointment of PricewaterhouseCoopers as independent accountants for the year ending June 30, 2001, and the vote required to approve any other matter to be presented to the Meeting, is the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting. For purposes of determining the approval of any matter submitted to the stockholders for a vote, abstentions and broker non-votes will have no effect on the election of directors and will be treated as having voted "against" the ratification of PricewaterhouseCoopers as the Company's auditors for the year ending June 30, 2001.

         PROXIES AND REVOCATION OF PROXIES. A proxy in the accompanying form, which is properly executed, duly returned to the Company and not revoked, will be voted in accordance with instructions contained therein. In the event that any matter which is not described in this Proxy Statement properly comes before the Meeting, the accompanying form of proxy authorizes the persons appointed as proxies thereby ("Proxyholders") to vote on such matter in their sole discretion. At the present time, management knows of no other matters which are to come before the Meeting. See "ITEM 3. TRANSACTION OF OTHER BUSINESS." If no instructions are given with respect to any particular matter to be acted upon, a proxy will be voted "FOR" the election of all nominees for director named herein and "FOR" the ratification of PricewaterhouseCoopers as the Company's auditors for the year ending June 30, 2001. If matters other than those mentioned herein properly come before the Meeting, a proxy will be voted in accordance with the best judgment of a majority of the Proxyholders named therein.

         Each such proxy granted may be revoked at any time before it is voted by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

         STOCKHOLDER PROPOSALS. There are no stockholder proposals on the agenda for the Meeting. In order to be eligible for inclusion in the Company's proxy materials for its 2001 annual meeting, a stockholder proposal must be received by the Company no later than May 24, 2001 and must otherwise comply with the applicable rules of the Securities and Exchange Commission (the "SEC"). Appropriate stockholder proposals intended to be presented at the Company's 2001 annual meeting without inclusion in the Proxy Statement must be received by the Company no later than August 1, 2001. Stockholder proposals should be sent to the Company's principal offices, 4129 North Port Washington Avenue, Milwaukee, Wisconsin, 53212, by certified mail, return receipt requested, and should be addressed to the Secretary of the Company.

         ANNUAL REPORT. The Company's Annual Report to Stockholders, which includes the Company's Form 10-K audited financial statements for the year ended June 30, 2000, although not a part of this Proxy Statement, is delivered herewith.

                          ITEM 1. ELECTION OF DIRECTORS

         The By-Laws of the Company provide that the number of Directors on the Board shall be no fewer than six and no greater than twelve. In accordance with the By-Laws, the Board of Directors has by resolution fixed the number of Directors at seven. Given the varied experience of the current nominees and their contribution to the governing of the Company, the current size of the Board has been determined to be advantageous for both the Company and its stockholders. Shares cannot be voted for a greater number of persons than seven vacant positions. Each director so elected shall serve until the next Annual Meeting of Stockholders and until his successor is duly elected, or until his prior death, resignation or removal.

INFORMATION AS TO NOMINEES.

         The following identifies the nominees for the seven director positions and provides information as to their business experience for the past five years. Each nominee is presently a director of the Company:

         JOHN C. KOSS, 70, has served continuously as Chairman of the Board of the Company or its predecessors since 1958. Previously, he served as Chief Executive Officer from 1958 until 1991. He is the father of Michael J. Koss (who is the Company's President, Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer, and a nominee for director of the Company), and the father of John Koss, Jr. (the Company's Vice President - Sales).

         THOMAS L. DOERR, 56, has been a director of the Company since 1987. Mr. Doerr co-founded Leeson Electric Corporation in 1972 and served as its President and Chief Executive Officer until 1982. The company manufactures industrial electric motors. In 1983, Mr. Doerr incorporated Doerr Corporation as a holding company for the purpose of acquiring established companies involved in distributing products to industrial and commercial markets. Currently, Mr. Doerr serves as President and Chief Executive Officer of Doerr Corporation.

         VICTOR L. HUNTER, 53, has been a director of the Company since 1987. Mr. Hunter is the President of Hunter Business Group, LLC, a service company specializing in business-to-business direct marketing. Mr. Hunter holds an MBA from the Harvard Business School.

         MICHAEL J. KOSS, 46, has held various positions at the Company since 1976, and has been a director of the Company since 1985. He was elected President, Chief Operating Officer and Chief Financial Officer of the Company in 1987, Chief Executive Officer in 1991, and Vice-Chairman in 1998. He is the son of John C. Koss and the brother of John Koss, Jr. Mr. Koss is also director of Strattec Security Corporation.

         LAWRENCE S. MATTSON, 68, has been a director of the Company since 1978. Mr. Mattson is the retired President of Oster Company, a division of Sunbeam Corporation, which manufactures and sells portable household appliances.

         MARTIN F. STEIN, 63, Mr. Stein has been a director of the Company since 1987. He is the former Chairman of Eyecare One, Inc., which includes Stein Optical and Eye Q optical centers and a manufacturing lab in Illinois and Wisconsin. Prior to that, Mr. Stein was the Chairman and Chief Executive Officer of Stein Health Services. He is also a director of Northwestern Mutual Series Fund, Inc., Mason Street Series.

         JOHN J. STOLLENWERK, 60, has been a director of the Company since 1986. Mr. Stollenwerk is the President and Chief Executive Officer of the Allen-Edmonds Shoe Corporation, an international manufacturer and retailer of high quality footwear. He is also a director of Allen-Edmonds Shoe Corporation, Badger Meter, Inc., Firstar Corporation, and Northwestern Mutual Life Insurance Company.



       THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
         ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

BOARD COMMITTEES.

         The Board of Directors of the Company has the following standing committees:

                  AUDIT COMMITTEE. The Audit Committee, which is composed of Mr. Mattson, Mr. Doerr, and Mr. Stein, reviews and evaluates the effectiveness of the Company's financial and accounting functions, including reviewing the scope and results of the audit work performed by the independent accountants and by the Company's internal accounting staff. The Audit Committee met twice during the fiscal year ended June 30, 2000. The independent accountants were present at both of these meetings to discuss their audit scope and the results of their audit.

                  COMPENSATION COMMITTEE. The Compensation Committee, which is composed of John C. Koss, Mr. Mattson, Mr. Stollenwerk, and Mr. Hunter, has responsibility for reviewing and recommending adjustments for all employees whose annual salaries exceed $45,000, as well as all bonuses, commissions, and stock option awards. Beginning with the fiscal year ending June 30, 2001, the Compensation Committee will review and recommend adjustments for employees whose annual salaries exceed $75,000 or who report directly to the Company's Chief Executive Officer. The Compensation Committee met once during the fiscal year ended June 30, 2000. See "Executive Compensation and Related Matters -- Compensation Committee Report on Executive Compensation." The Company's 1990 Flexible Incentive Plan (the "Plan") is administered by the Compensation Committee. Subject to the express provisions of the Plan, the Committee has complete authority to (i) determine when and to whom benefits are granted; (ii) determine the terms and provisions of benefits granted; (iii) interpret the Plan; (iv) prescribe, amend and rescind rules and regulations relating to the Plan; (v) accelerate, purchase, adjust or remove restrictions from benefits; and
(vi) take any other action which it considers necessary or appropriate for the administration of the Plan.

                   NOMINATING COMMITTEE. The Board of Directors has no nominating committee and the Company has no established procedure for the nomination of persons to serve on the Board of Directors.

                  ATTENDANCE AT BOARD AND COMMITTEE MEETINGS. During the fiscal year ended June 30, 2000, the Board held four meetings. Every incumbent director attended 75% or more of the total of (i) all meetings of the Board, plus (ii) all meetings of the committees on which they served during their respective terms of office.

EXECUTIVE OFFICERS.

         Information is provided below with respect to the executive officers of the Company who are not directors. Each executive officer is elected annually by the Board of Directors and serves for one year or until his or her successor is appointed.

                                                                                                Current Position
              Name                   Age                      Positions Held                       Held Since
--------------------------------- ----------- ----------------------------------------------- ----------------------
John Koss, Jr.                        43                Vice President - Sales                        1988

Sujata Sachdeva                       36                Vice President - Finance                      1992

Richard W. Silverthorn*               45                Secretary, General Counsel                    1993

--------------

* Mr. Silverthorn is an attorney and shareholder with the law firm of Whyte Hirschboeck Dudek S.C., Milwaukee, Wisconsin, which law firm serves as legal counsel to the Company.

BENEFICIAL OWNERSHIP OF COMPANY SECURITIES.

         SECURITY OWNERSHIP BY NOMINEES AND MANAGEMENT. The following table sets forth, as of September 1, 2000, the number of shares of Common Stock "beneficially owned" (as defined under applicable SEC regulations) and the percentage of such shares to the total number of shares outstanding for all nominees, for each executive officer named in the Summary Compensation Table (see "Executive Compensation and Related Matters -- Summary Compensation Table"), for all directors and executive officers as a group, and for each person and each group of persons who, to the knowledge of the Company as of September 1, 2000, based solely on the review of Schedule 13D or 13G information statements of such beneficial owner filed with the SEC, were the beneficial owners of more than 5% of the outstanding shares of Common Stock.


                                                                                                        Percent of
                                                                            Number of Shares        Outstanding Common
                    Name and Business Address (1)                        Beneficially Owned (2)         Stock (3)
----------------------------------------------------------------------- -------------------------- ---------------------
John C. Koss (4) ...................................................              731,608                   33.1%
Michael J. Koss (5) ................................................              592,738                   26.8%
John Koss, Jr. (6) .................................................              138,444                    6.3%
Thomas L. Doerr ....................................................                    0                      *
Victor L. Hunter ...................................................                    1                      *
Lawrence S. Mattson ................................................                    0                      *
Martin F. Stein ....................................................                4,500                      *
John J. Stollenwerk ................................................                4,500                      *
All directors and executive
 Officers as a group (10 persons) (7) ..............................            1,373,170                   62.2%
Koss Family Voting Trust, John C. Koss, Trustee (8) ................              294,214                   13.3%
Koss Employee Stock Ownership Trust ("KESOT") (9) ..................              334,261                   15.1%
FMR Corp. (10) .....................................................              190,000                    8.6%
Dimensional Fund Advisors Inc. (11) ................................              205,100                    9.3%

--------------------------------------------------------

    (1) Unless otherwise noted, the business address of all persons named in the above table is c/o Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, WI 53212.

    (2) Unless otherwise noted, amounts indicated reflect shares as to which the beneficial owner possesses sole voting and dispositive powers. Also included are shares subject to stock options if such options are exercisable within 60 days of September 1, 2000.

    (3) All percentages shown in the above table are based on 2,208,369 shares outstanding on September 1, 2000; between September 1 and the September 11 Record Date, the Company purchased and retired 45,000 shares. Asterisk (*) denotes beneficial ownership of less than 1%. Percentage calculation assumes, for each individual owning options and for directors and executive officers as a group, the exercise of that number of stock options which are exercisable within 60 days of September 1, 2000.

    (4) Includes the following shares which are deemed to be "beneficially owned" by John C. Koss: (i) 277,196 shares owned directly or by his spouse; (ii) 55,517 shares as a result of his position as an officer of the Koss Foundation; (iii) 294,214 shares as a result of his position as trustee of the Koss Family Voting Trust; (iv) 26,000 shares as a result of his position as co-trustee of the John C. and Nancy Koss Revocable Trust; and (v) 78,681 shares by reason of the allocation of those shares to his account under the Koss Employee Stock Ownership Trust ("KESOT") and his ability to vote such shares pursuant to the terms of the KESOT - see "Executive Compensation and Related Matters -- Other Compensation Arrangements - Employee Stock Ownership Plan and Trust."

    (5) Includes the following shares which are deemed to be "beneficially owned" by Michael J. Koss: (i) 227,227 shares owned directly or by reason of family relationships; (ii) 27,641 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares; (iii) 31,250 shares with respect to which he holds options which are exercisable within 60 days of September 1, 2000; and (iv) 334,261 shares which are held by the KESOT (see Note
         (9), below). The 27,641 shares allocated to Michael J. Koss' KESOT account, over which he holds voting power, are included within the aforementioned 334,261 shares but are counted only once in his individual total.

    (6) Includes the following shares which are deemed to be "beneficially owned" by John Koss, Jr.: (i) 94,129 shares owned directly or by his daughter; (ii) 24,375 shares with respect to which he holds options which are exercisable within 60 days of September 1, 2000; and (iii) 19,940 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares.

    (7) This group includes ten people, eight of whom are listed on the accompanying table, plus Sujata Sachdeva (Vice President-Finance) and Richard W. Silverthorn (Secretary and General Counsel). To avoid double-counting: (i) the 334,261 total shares held by the KESOT and deemed to be beneficially owned by Michael J. Koss as result of his position as a KESOT Trustee (see Note (5), above) include shares allocated to the KESOT accounts of John C. Koss, Michael J. Koss, and John Koss, Jr. in the above table but are included only once in the total; and (ii) the 294,214 shares deemed to be beneficially owned by John C. Koss as a result of his position as trustee of the Koss Family Voting Trust (see Note (4), above).

    (8) The Koss Family Voting Trust was established by John C. Koss. The sole Trustee is John C. Koss. The term of the Koss Family Voting Trust is indefinite. Under the Trust Agreement, John C. Koss, as Trustee, holds full voting and dispositive power over the shares held by the Koss Family Voting Trust. All of the 294,214 shares are included in the number of shares shown as beneficially owned by John C. Koss (see Note
         (4), above).

    (9) The KESOT holds 334,261 shares. Authority to vote these shares is vested in KESOT participants to the extent shares have been allocated to individual KESOT accounts. All 334,261 of these KESOT shares are also included in the number of shares shown as beneficially owned by Michael J. Koss (see Note (5), above). Michael J. Koss and Cheryl Mike (the Company's Director of Human Resources) serve as Trustees of the KESOT and, as such, they share dispositive power with respect to (and are therefore each deemed under applicable SEC rules to beneficially own) all 334,261 KESOT shares.

    (10) 82 Devonshire Street, Boston MA 02109.

    (11) 1299 Ocean Ave., 11th Floor, Santa Monica, CA 90401. The following is qualified in its entirety by reference to a Schedule 13G statement dated February 4, 2000 by Dimensional Fund Advisors (the "Schedule 13G"): Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over the securities of the Issuer described in this schedule that are owned by the Portfolios. All securities reported in this schedule are owned by the Portfolios, and Dimensional disclaims beneficial ownership of such securities.

EXECUTIVE COMPENSATION AND RELATED MATTERS.

         SUMMARY COMPENSATION TABLE. The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended June 30, 2000, 1999, and 1998 for (i) the Chief Executive Officer ("CEO") of the Company, and
(ii) each of the other two executive officers of the Company (determined as of the end of the last fiscal year) whose total annual salary and bonus exceeded $100,000 (collectively, including the CEO, the "Named Executive Officers").

                                                                                         LONG-TERM
                                                                                      COMPENSATION (1)
                                         ANNUAL COMPENSATION                              AWARDS
                         -----------------------------------------------------   ----------------------------
                                                                                 RESTRICTED    SECURITIES
          NAME             FISCAL                              OTHER ANNUAL        STOCK       UNDERLYING          ALL OTHER
          AND            YEAR ENDED    SALARY       BONUS    COMPENSATION (2)      AWARDS   OPTIONS/ SARS (3)   COMPENSATION (4)
   PRINCIPAL POSITION      JUNE 30       ($)         ($)           ($)              ($)            (#)                ($)
                         -------------------------------------------------------------------------------------------------------
      John C. Koss
 Chairman of the Board      2000       $ 150,000    $164,855       $        0     $    0                 0         $135,769
                            1999         150,000     206,012                0          0                 0          140,461
                            1998         150,000     262,547                0          0                 0          135,458
-------------------------

    Michael J. Koss
Chief Executive Officer     2000       $ 175,000    $230,797       $        0     $    0                           $ 14,881
                            1999         165,000     288,417                0          0            50,000           23,559
                            1998         165,000     367,565        1,632,813          0            10,000           16,683
-------------------------


     John Koss, Jr.
  Vice President - Sales    2000       $ 130,000    $ 34,020       $        0     $    0                           $ 13,426
                            1999         125,000      22,165                0          0            25,000           16,526
                            1998         120,000      47,000          343,750          0            10,000           12,117

    (1) The above table omits information concerning Long Term Incentive Plans ("LTIPs") (plans, other than restricted stock, stock option, or SAR plans, which provide for the payment of incentive compensation for performance expected to occur over more than one fiscal year) because the Company has no LTIPs.

    (2) This column consists of the value realized upon the exercise of stock options for the fiscal years indicated. For more information, see "Aggregate Stock Option Exercises During the Fiscal Year". In all cases, the value of perquisites and other benefits in any fiscal year did not exceed the lesser of $50,000 or 10% of the total salary and bonus reported and, under applicable SEC compensation disclosure rules are not required to be included in this column.

    (3) This column consists of Incentive Stock Options granted to executive officers for the fiscal years indicated. For additional information, see "Stock Options Granted During Fiscal Year" and "Other Compensation Arrangements - Stock Option Plans."

    (4) "All Other Compensation" consists of the following: (i) Company matching contributions under the Company's 401k Plan for the accounts of John C. Koss ($7,500 in 2000, $7,486 in 1999 and $7,625 in 1998),
         Michael J. Koss ($10,500 in 2000, $9,964 in 1999 and $10,000 in 1998),
         and John Koss, Jr. ($11,870 in 2000, $3,917 in 1999 and $7,255 in
         1998); (ii) Company contributions to the KESOT for the accounts of John
         C. Koss ($289 in 2000, $12,090 in 1999 and $4,239 in 1998), Michael J.
         Koss ($289 in 2000, $12,090 in 1999 and $4,239 in 1998), and John Koss,
         Jr. ($289 in 2000, $12,090 in 1999 and $3,728 in 1998); (iii) premiums paid by the Company for life insurance for John C. Koss ($12,900 in 2000, $5,805 in 1999 and $8,514 in 1998), Michael J. Koss ($4,092 in
         2000, $1,505 in 1999 and $2,444 in 1998), and John Koss, Jr. ($1,267 in
         2000, $519 in 1999 and $1,134 in 1998); and (iv) an annual accrued expense of $115,080 in connection with the Company's agreement to continue to pay John C. Koss, his current base salary for the remainder of his life, whether or not he becomes disabled.

         STOCK OPTIONS GRANTED DURING FISCAL YEAR. The following table provides certain information concerning stock options granted to Named Executive Officers during the fiscal year ended June 30, 2000.

                                                                                POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                                                     ANNUAL RATES OF STOCK PRICE
                                                                                           APPRECIATION FOR
                                        INDIVIDUAL GRANTS                                    OPTION TERM**
                                   -----------------------------                ---------------------------------------
                     SECURITIES      PERCENT OF     EXERCISE OR
                     UNDERLYING    TOTAL OPTIONS/    BASE PRICE
                      OPTIONS/      SARS GRANTED
                    SARS GRANTED    TO EMPLOYEES      ($ PER       EXPIRATION
       NAME              (#)       IN FISCAL YEAR*     SHARE)         DATE            0%            5%          10%
------------------- -------------- ---------------- ------------ -------------- -------------- ------------ -----------
John C. Koss             n/a             n/a            n/a           n/a            n/a           n/a         n/a
Michael J. Koss        20,000            26.7%        $14.80      May 1, 2005     $(26,909)      $47,436     $137,374
John Koss, Jr.         15,000            20.0%         14.80      May 1, 2005      (20,182)       35,577      103,030

  * The percentages set forth in this table are based on 75,000 total stock option shares granted for the fiscal year ended June 30, 2000, of which 15,000 option shares were approved by the Board of Directors to be granted at $13.45 per share to a future employee who is to be hired as a Vice President - Information Technology and e-commerce.


  ** Based on the "fair market value" as determined under the Company's 1990 Flexible Incentive Plan (which provides that the "fair market value" for purposes thereof is the average of the closing prices on the five trading days immediately preceding the grant of such option) of $13.45 per share on May 1, 2000, the date such options were granted. The exercise price for Michael J. Koss and John Koss, Jr., is equal to 110% of the "fair market value," as so determined, on the date of grant.


       AGGREGATE STOCK OPTION EXERCISES DURING THE FISCAL YEAR. The following table provides certain information about stock options exercised by the Named Executive Officers during the fiscal year ended June 30, 2000 and held by the Named Executive Officers on June 30, 2000.

                                                      NUMBER OF SECURITIES UNDERLYING   VALUE OF UNEXERCISED IN-THE-MONEY
                                                        UNEXERCISED OPTIONS/SARS AT      OPTIONS AT FISCAL YEAR END (1)
                                                              FISCAL YEAR END                      (DOLLARS)
                           SHARES                     -------------------------------   ---------------------------------
                        ACQUIRED ON        VALUE
                          EXERCISE       REALIZED
        NAME                (#)          (DOLLARS)     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
---------------------- --------------- -------------- -------------- ------------------ -------------- ------------------
John C. Koss                    0        $      0         n/a              n/a              n/a              n/a
Michael J. Koss            28,750         150,606        31,250           65,000          $167,956         $204,650
John Koss, Jr.              7,500          51,900        24,375           40,625           146,478          120,522

    (1) Based on the $15.88 per share market value of the Company's Common Stock on June 30, 2000, determined with reference to the closing price of the Company's Common Stock on that date as reported on The Nasdaq Stock Market. Options are "in-the-money" if the fair market value of the stock on June 30, 2000 exceeds the exercise price.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. John C. Koss, who is the Chairman of the Board and executive officer of the Company, serves on the Compensation Committee.

         DIRECTOR COMPENSATION. Directors who are not also employees of the Company receive an annual retainer of $5,000, plus $1,250 per director for each meeting and $500 per director for each committee meeting.

         OTHER COMPENSATION ARRANGEMENTS. The Company has certain other compensation plans and arrange-ments which are available to the CEO and certain of the Named Executive Officers including the following:

         SUPPLEMENTAL MEDICAL CARE REIMBURSEMENT PLAN. Each officer of the Company is covered by a medical care reimbursement plan for all medical expenses incurred which are not covered under group health insurance up to an annual maximum of 10% of salary. Amounts reimbursed under this Plan are included under the column headed "All Other Compensation" in the summary compensation table.

         EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. In December 1975, the Company adopted the KESOT, which is a form of employee benefit plan designed to invest primarily in employer securities. The KESOT is qualified under
         Section 401(a) of the Internal Revenue Code. All full-time employees with at least six months' uninterrupted service with the Company are eligible to participate in the KESOT. Contributions to the KESOT are allocated to the accounts of participants in proportion to the ratio that a participant's compensation bears to total compensation of all participants. Accounts are adjusted each year to reflect the investment experience of the trust and forfeitures from accounts of non-vested terminated participants. All unallocated shares will be voted by the KESOT Trustees as directed by the KESOT Committee. Michael J. Koss and Cheryl Mike currently serve as KESOT Trustees and as the members of the KESOT Committee. Voting rights for all allocated shares are passed through to the participant for whose account such shares are allocated, and must be voted by the Trustees in accordance with the participants' direction. As of September 1, 2000 the KESOT held 334,261 shares of Common Stock (approximately 14.2% of the total number of shares outstanding).

         OFFICER LOAN POLICY. On January 31, 1980, the Board adopted an Officer Loan Policy. The significant provisions of the policy are: (i) the maximum amount to be loaned is limited to one-half of the officer's annual base salary; (ii) the first $10,000 bears no interest; (iii) in the event the loan balance exceeds $10,000, interest is charged on the entire amount at the minimum rate provided by Section 483 of the Internal Revenue Code; and (iv) the loan will be repaid in installments or in full upon termination of employment. During the fiscal year ended June 30, 2000, no officer had an officer loan that exceeded $60,000.

         RETIREMENT AGREEMENT. The Board of Directors had by resolution agreed to continue to pay to John C. Koss his current base salary in the event he becomes disabled prior to age 70. After age 70, Mr. Koss shall be eligible to receive his current base salary of $150,000 for the remainder of his life, whether he becomes disabled or not. Mr. Koss is currently 70 years old and the Company is recognizing an annual accrued expense of $150,000 in connection with this Agreement.

         STOCK OPTION PLANS. In 1990, the Board of Directors created, and the stockholders approved, a Flexible Incentive Plan (the "Plan"). This Plan is administered by the Compensation Committee and vests the Compensation Committee with discretionary powers to choose from a variety of incentive compensation alternatives to make annual stock-based awards to officers, key employees and other members of the Company's management team. The Board of Directors recommended, and the stockholders approved, the reservation of 225,000 shares of Company Common Stock for issuance pursuant to the Plan in its first year. At the Company's 1992 Annual Meeting, the stockholders approved an amendment to the Plan authorizing the reservation of an additional 250,000 shares of Company Common Stock for issuance to Plan participants. At the Company's 1993 Annual Meeting, the stockholders approved an amendment to the Plan authorizing the reservation of an additional 300,000 shares of Company Common Stock for issuance to Plan participants. At the Company's 1997 Annual Meeting, the stockholders approved an amendment to the Plan authorizing the reservation of an additional 300,000 shares of Company Common Stock for issuance to Plan participants. John C. Koss is not eligible for any grants since he is a member of the Compensation Committee.

         SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Board of Directors has by resolution entered into a Supplemental Executive Retirement Plan with Michael J. Koss which calls for Mr. Koss to receive annual cash compensation following his retirement from the Company ("Retirement Payments") in an amount equal to 2% of the base salary of Mr. Koss, multiplied by his number of years of service to the Company (example, if Mr. Koss had worked 25 years, then 2% multiplied by 25 years would amount to 50% of base salary). The base salary shall be calculated using the average base salary of Mr. Koss during the three years preceding his retirement. The Retirement Payments are to be paid to Mr. Koss monthly until his death, and after his death shall continue to be paid monthly to his surviving spouse until her death.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the "Committee") is composed of three non-employee directors. The members of the Committee are: Mr. Mattson, Mr. Doerr and Mr. Stein. Each member of the Committee is "independent" as defined in the National Association of Securities Dealers' listing standards. The Committee held two meetings during its fiscal year 2000.

The responsibilities of the Committee are set forth in its Charter, which is reviewed and amended periodically, as appropriate. The Charter is attached as Appendix A to this Proxy Statement. Generally, the Committee reviews and monitors the Company's financial reporting process on behalf of the Board of Directors. In fulfilling its responsibility, the Committee recommends to the full Board of Directors the selection of the Company's independent accountants. The Committee discusses with the independent accountants the overall scope and specific plans for their respective audits. The Committee also discusses the Company's consolidated financial statements, the effectiveness and adequacy of the Company's internal controls and pending litigation. The Committee meets twice a year with the Company's independent accountants, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

Specifically, the Committee has: (i) reviewed and discussed the Company's audited financial statements for the fiscal year ending June 30, 2000 with the Company's management; (ii) discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented; and (iii) received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the Company's independent accountants the independent accountants' independence. Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ending June 30, 2000 for filing with the SEC.

Audit Committee

Lawrence S. Mattson
Thomas L. Doerr
Martin F. Stein

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.

         Under SEC rules, the Company is required to provide certain information concerning compensation provided to the Company's Chief Executive Officer and the Named Executive Officers. The disclosure requirements for these individuals include the use of tables and a report of the Committee responsible for compensation decisions for these individuals, explaining the rationale and considerations that led to those compensation decisions. Therefore, the Compensation Committee of the Board of Directors has prepared the following report for inclusion in this Proxy Statement:

         The Compensation Committee of the Board of Directors ("Compensation Committee") is composed of Mr. Stollenwerk, Mr. Mattson, Mr. Hunter and the Chairman of the Board, John C. Koss. The Compensation Committee is responsible for the review of all employee salaries in excess of $75,000 or who report directly to the Company's Chief Executive Officer. The Compensation Committee also reviews all bonus, commission and stock option programs. The Compensation Committee meets as a group each spring and reviews its report with the full Board prior to the end of the fiscal year. This system enables management to plan the following year more appropriately.

         The Company employs a compensation program linked to company-wide performance and individual achievement. All executive officers are reviewed twice each year. Raises in base salaries are made in July when necessary or when promotions are announced. In addition, the Company has a Flexible Incentive Plan, Employee Stock Ownership Plan and Trust, and a 401(k) Plan. The Company also has a cafeteria benefits plan to provide flexibility to employees to choose their own health care and associated benefits package from an array of offerings. The Company shares the cost of medical insurance with its employees.

         The Company's executive officers are paid base salaries commensurate with their responsibilities, after comparison with base salaries of executive officers of other light assembly or manufacturing companies taken from data in an annual national survey.

         Executive officers are also eligible for annual bonuses based upon individual performance and overall Company performance. Factors relevant to determining such bonuses include attainment of corporate revenue and earnings goals and the development of new accounts. The Company's Chairman is eligible to receive a bonus calculated as a percentage of the Company's earnings before interest and taxes. The Company's Vice President-Sales is entitled to receive a bonus based upon increases in sales over the prior year, and a bonus for obtaining new accounts from a predetermined list of potential new accounts and for adding new product lines to current accounts. The Company's Vice President - Europe is entitled to receive a bonus based upon the Company's sales in export markets.

         The Compensation Committee annually reviews and determines the compensation of Michael J. Koss, President and Chief Executive Officer. Michael J. Koss' salary is based on his experience, responsibilities, historical salary levels for himself and other executive officers of the Company, and the salaries of Chief Executive Officers of other light assembly or manufacturing companies. Michael J. Koss is also eligible to receive a bonus calculated as a percentage of the Company's earnings before interest and taxes. He also participates in the Company's Flexible Incentive Plan.

                             COMPENSATION COMMITTEE
                                  JOHN C. KOSS
                               LAWRENCE S. MATTSON
                               JOHN J. STOLLENWERK
                                VICTOR L. HUNTER

         THE REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE "ACTS"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

         STOCK PRICE PERFORMANCE INFORMATION.

                   The graph and table on the next page set forth information comparing the yearly cumulative total return on the Company's Common Stock over the past five years with the yearly cumulative total return on (i) stocks included in The Nasdaq Stock Market (US Companies) Index, and (ii) a group of peer companies ("Peer Group"). The Peer Group consists of Boston Acoustics, Inc., Digital Video Systems, Inc., Phoenix Gold International, Inc., and Sensory Science Corporation. For purposes of the graph and table, it is assumed that on June 30, 1995, $100 was invested in the stock of each of (i) the Company, (ii) the companies on The Nasdaq Stock Market (US Companies) Index, and (iii) the companies in the Peer Group (the cumulative return for the investment in the stock of companies in the Peer Group is weighted according to the relative market capitalization of each company as adjusted at the end of each fiscal year shown on the table). The graph and table also assume that all dividends paid were reinvested in the stock of the issuing companies. THE STOCK PRICE PERFORMANCE INFORMATION SHOWN IN THE GRAPH AND TABLE ON THE NEXT PAGE SHOULD NOT BE CONSIDERED INDICATIVE OF FUTURE PERFORMANCE.

        STOCK PRICE PERFORMANCE INFORMATION GRAPH



                              [PERFORMANCE GRAPH]



                               1995              1996              1997              1998              1999              2000
                               ----              ----              ----              ----              ----              ----
NASDAQ                    $    100.00       $    128.39       $    156.15       $    205.59       $    293.79       $    437.14
Koss Corporation               100.00            110.20            142.86            165.31            196.95            259.18
Peer Group                     100.00            108.17             73.22             70.71             62.24             48.10

RELATED TRANSACTIONS.


         BUILDING LEASE. The Company leases its main plant and offices in Milwaukee, Wisconsin from its Chairman, John C. Koss, under a lease which expires on June 30, 2003 (subject to renewal) at a current rent of $380,000 per year. The Company is responsible for all property maintenance, insurance, taxes and other normal expenses related to ownership. The Company believes that the lease is on terms no less favorable to the Company than those that could be obtained from unaffiliated parties.

         STOCK REPURCHASES. The Company has previously announced its intention to repurchase shares of Common Stock in the open market or in private transactions as such shares become available from time to time, because the Company believes that its stock is undervalued in the current market and that such repurchases enhance the value to stockholders. Consistent with this policy, the Company repurchased 435,000 shares during the fiscal year ended June 30, 2000. These 435,000 shares were automatically retired and returned to the status of authorized but unissued shares. The Company believes that purchases of Common Stock enhance stockholder value and will continue from time to time to engage in such transactions either on the open market or in private transactions.

         The Company has an agreement with its Chairman, John C. Koss, to repurchase stock from his estate in the event of his death. The repurchase price is 95% of the fair market value of the common stock on the date that notice to repurchase is provided to the Company. The total number of shares to be repurchased shall be sufficient to provide proceeds which are the lesser of $2,500,000 or the amount of estate taxes and administrative expenses incurred by his estate. The Company is obligated to pay in cash 25% of the total amount due and to execute a promissory note at the prime rate of interest for the balance. The Company maintains a $1,150,000 life insurance policy to fund a substantial portion of this obligation. At June 30, 2000, $1,490,000 has been classified as a Contingently Redeemable Equity Interest on the Company's financial statements reflecting the estimated obligation in the event of execution of the agreement.

   SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC and with The Nasdaq Stock Market reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of such reports furnished to the Company or representations that no other reports were required, the Company believes that, during the 2000 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were satisfied.

           ITEM 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors, following the recommendation of its Audit Committee, has retained PricewaterhouseCoopers as independent accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2001. PricewaterhouseCoopers has served the Company as its independent auditors since September 1992. Representatives of PricewaterhouseCoopers are expected to be present at the Meeting, and will have the opportunity to make a statement if they desire to do so. The PricewaterhouseCoopers representatives are expected to be available to respond to appropriate questions at the Meeting.

         Although this appointment is not required to be submitted to a vote by stockholders, the Board believes it appropriate, as a matter of policy, to request that the stockholders ratify the appointment. If stockholder ratification (by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting) is not received, the Board will reconsider the appointment. Unless otherwise directed, the proxy will be voted in favor of the ratification of such appointment.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                    STOCKHOLDERS VOTE "FOR" RATIFICATION OF
                      PRICEWATERHOUSECOOPERS AS INDEPENDENT
                 ACCOUNTANTS FOR THE YEAR ENDING JUNE 30, 2001

                      ITEM 3. TRANSACTION OF OTHER BUSINESS

         The Board of Directors of the Company is not aware of any other matters that may come before the meeting. If any other matters are properly presented to the meeting for action, it is the intention of the persons named as proxies in the enclosed form of proxy to vote such proxies in accordance with their best judgment on such matters.

                                        By Order of the Board of Directors


                                        /s/ Richard W. Silverthorn
                                        -------------------------------------
                                        Richard W. Silverthorn, Secretary


Milwaukee, Wisconsin
September 27, 2000

KOSS CORPORATION                             THIS PROXY IS SOLICITED ON BEHALF
4129 NORTH PORT WASHINGTON AVENUE            OF THE BOARD OF DIRECTORS.
MILWAUKEE, WISCONSIN  53212                  The undersigned hereby appoints
                                             John C. Koss and Lawrence S.
     PROXY                                   Mattson as Proxies, each with full
                                             power of substitution for himself,
                                             and hereby authorizes them to
                                             represent and to vote, as
                                             designated below, all the shares of
                                             common stock of Koss Corporation
                                             held as of the record date and
                                             which the undersigned is entitled
                                             to vote at the Annual Meeting of
                                             Stockholders to be held on October
                                             19, 2000 and any or all
                                             adjournments thereof, with like
                                             effect as if the undersigned were
                                             personally present and voting.

                                             Properly executed proxies received
                                             by the Company will be voted in the
                                             manner directed herein by the
                                             undersigned stockholder. If no
                                             direction is made, this proxy will
                                             be voted FOR the election of all
                                             seven nominees listed for director
                                             and FOR Proposal 2. If any other
                                             matters properly come before the
                                             meeting, this proxy will be voted
                                             in accordance with the best
                                             judgment of the Proxies appointed.
                                             The undersigned hereby acknowledges
                                             receipt of the Notice of Annual
                                             Meeting of Stockholders and the
                                             Proxy Statement furnished
                                             therewith.

         PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

                       KOSS CORPORATION 2000 ANNUAL MEETING

1. ELECTION OF DIRECTORS: 1 - JOHN C. KOSS  2 - THOMAS L. DOERR 3 - VICTOR L. HUNTER    [ ] FOR all           [ ] WITHHOLD AUTHORITY
                              4 - MICHAEL J. KOSS 5 - LAWRENCE S. MATTSON                   nominees listed to    to vote for all
                                6 - MARTIN F. STEIN 7 - JOHN J. STOLLENWERK                 the left (except as   nominees listed
                                                                                            specified below).     to the left.
                                                                                        --------------------------------------------
(Instructions: To withhold authority to vote for any indicated nominee, write the
number(s) of the nominee(s) in the box provided to the right).                          --------------------------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS
   INDEPENDENT AUDITORS OF THE CORPORATION FOR THE FISCAL YEAR ENDING JUNE 30,          [ ]  FOR      [ ] AGAINST     [ ] ABSTAIN
   2001.

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

 Check appropriate box                         Date                       , 2000        NO. OF SHARES
 Indicate changes below:                           -----------------------              --------------------------------------------
 Address Change?        [ ]  Name Change? [ ]

                                                                                        --------------------------------------------
                                                                                        SIGNATURE(S) IN BOX
                                                                                        PLEASE SIGN EXACTLY AS NAME APPEARS
                                                                                        HEREON. WHEN SHARES ARE HELD BY JOINT
                                                                                        TENANTS, BOTH SHOULD SIGN. WHEN SIGNING
                                                                                        AS ATTORNEY, EXECUTORS, ADMINISTRATORS,
                                                                                        TRUSTEE OR GUARDIAN, PLEASE GIVE FULL
                                                                                        TITLE AS SUCH. IF A CORPORATION, PLEASE
                                                                                        SIGN IN FULL CORPORATE NAME BY PRESIDENT
                                                                                        OR OTHER AUTHORIZED OFFICER. IF A
                                                                                        PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP
                                                                                        NAME BY AUTHORIZED PERSON.

KOSS (R) CORPORATION                I, the undersigned participant in the Koss
KESOT PARTICIPANTS                  Corporation Employee Stock Ownership Plan
4129 NORTH PORT WASHINGTON AVENUE   and Trust ("KESOT"), having received the
MILWAUKEE, WISCONSIN 53212          Notice of Annual Meeting of Stockholders of
                                    Koss Corporation ("Company") and the Proxy
                                    Statement furnished therewith ("Proxy
PROXY                               Statement"), hereby instruct Michael J. Koss
                                    and Cheryl Mike, as Trustees of the Trust created pursuant to the KESOT, to vote the shares of Common Stock of the Company allocated to my account under the KESOT as of the record date, on the following proposals to be presented at the Annual
                                    Meeting of Stockholders of the Company to be held on October 19, 2000, and at any or all adjournments thereof, in accordance with the following instructions below.


                                    YOUR VOTE IS BEING SOLICITED BY THE COMPANY
                                    IN ACCORDANCE WITH THE PROVISIONS OF THE
                                    KESOT. THE COMPANY'S BOARD OF DIRECTORS
                                    RECOMMENDS A VOTE FOR ALL NOMINEES FOR
                                    DIRECTOR AND IN FAVOR OF PROPOSAL 2.

                                    IF YOU RETURN THIS CARD PROPERLY SIGNED BUT
                                    DO NOT OTHERWISE SPECIFY, SHARES ALLOCATED
                                    TO YOUR KESOT ACCOUNT WILL BE VOTED FOR ALL
                                    NOMINEES LISTED FOR DIRECTOR AND FOR
                                    PROPOSAL 2. IF ANY OTHER MATTERS PROPERLY
                                    COME BEFORE THE MEETING, SHARES ALLOCATED TO
                                    YOUR KESOT ACCOUNT WILL BE VOTED BY THE
                                    TRUSTEES AS DIRECTED BY THE KESOT COMMITTEE.
                                    IF YOU DO NOT RETURN THIS CARD, SHARES
                                    ALLOCATED TO YOUR KESOT ACCOUNT WILL BE
                                    VOTED BY THE TRUSTEES AS DIRECTED BY THE
                                    KESOT COMMITTEE.

          PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

                       KOSS CORPORATION 2000 ANNUAL MEETING

1. ELECTION OF DIRECTORS: 1 - JOHN C. KOSS  2 - THOMAS L. DOERR 3 - VICTOR L. HUNTER   [ ] FOR all           [ ] WITHHOLD AUTHORITY
                              4 - MICHAEL J. KOSS 5 - LAWRENCE S. MATTSON                  nominees listed to    to vote for all
                                6 - MARTIN F. STEIN 7 - JOHN J. STOLLENWERK                the left (except as   nominees listed
                                                                                           specified below).     to the left.
                                                                                        --------------------------------------------
(Instructions: To withhold authority to vote for any indicated nominee, write the
number(s) of the nominee(s) in the box provided to the right).                          --------------------------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS
   INDEPENDENT AUDITORS OF THE CORPORATION FOR THE FISCAL YEAR ENDING JUNE 30,          [ ]  FOR      [ ] AGAINST     [ ] ABSTAIN
   2001.

 Check appropriate box                         Date                       , 2000        NO. OF SHARES
 Indicate changes below:                           -----------------------              --------------------------------------------
 Address Change?        [ ]  Name Change? [ ]

                                                                                        --------------------------------------------
                                                                                        SIGNATURE(S) IN BOX

                                                                                        PLEASE SIGN EXACTLY AS NAME APPEARS
                                                                                        HEREON. WHEN SHARES ARE HELD BY JOINT
                                                                                        TENANTS, BOTH SHOULD SIGN. WHEN SIGNING
                                                                                        AS ATTORNEY, EXECUTORS, ADMINISTRATORS,
                                                                                        TRUSTEE OR GUARDIAN, PLEASE GIVE FULL
                                                                                        TITLE AS SUCH. IF A CORPORATION, PLEASE
                                                                                        SIGN IN FULL CORPORATE NAME BY PRESIDENT
                                                                                        OR OTHER AUTHORIZED OFFICER. IF A
                                                                                        PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP
                                                                                        NAME BY AUTHORIZED PERSON.